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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of our report dated August 7, 2003, with respect to the consolidated financial statements of Universal Corporation and subsidiaries included in the Annual Report (Form 10-K) for the year ended June 30, 2003.

Registration Statement Number                                        Description
-----------------------------                                        -----------
33-55140                                                                Form S-8
33-38148                                                                Form S-8
33-56719                                                                Form S-8
333-39297                                                               Form S-8
333-45497                                                               Form S-8
333-43522                                                               Form S-3
333-103155                                                              Form S-3
333-101825                                                              Form S-8

/s/  ERNST & YOUNG LLP

Richmond, Virginia
September 12, 2003